UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): January 21, 2026

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 21, 2026, Heritage Financial Corporation, a Washington corporation (“Heritage”) held a virtual special meeting of its shareholders (the “Special Meeting”) to consider certain proposals related to the previously announced Agreement and Plan of Merger, dated September 25, 2025 (the “Merger Agreement”), between Heritage and Olympic Bancorp, Inc., a Washington corporation ("Olympic"). Pursuant to the Merger Agreement, Olympic will merge with and into Heritage, with Heritage as the surviving corporation (the “Merger”).

The record date for determination of shareholders entitled to vote at the Special Meeting was the close of business on November 26, 2025. There were 33,956,738 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Special Meeting, the holders of 27,149,330 shares, or approximately 80 percent of the outstanding shares of Heritage’s common stock, no par value per share (“Heritage common stock”), were represented in person or by proxy, which constituted a quorum for the Special Meeting. The final results for each of the matters submitted to a vote of shareholders at the Special Meeting, as set forth in Heritage’s Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on December 4, 2025, were as follows:

Proposal 1. The approval of the issuance of Heritage common stock pursuant to the Merger Agreement (the “Stock Issuance Proposal”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,081,202	25,429	42,699	—
Based on the votes set forth above, the Stock Issuance Proposal was approved by the shareholders of Heritage.
Proposal 2. The approval of the adjournment of the Special Meeting to permit further solicitation in the event that an insufficient number of votes are cast to approve the Stock Issuance Proposal:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,331,640	773,306	44,384	—
Based on the votes set forth above, the adjournment was approved by the shareholders of Heritage. Based on the votes set forth above with respect to the Stock Issuance Proposal, no adjournment of the Special Meeting was determined to be necessary or appropriate and, accordingly, the Special Meeting was not adjourned and proceeded to conclusion without consideration of a proposal to adjourn the Special Meeting.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
January 22, 2026	/s/ Bryan McDonald
Bryan McDonald
President and Chief Executive Officer